EXHIBIT 10.19

                             FIRST AMENDMENT TO THE
                           FLAG FINANCIAL CORPORATION
                       1994 EMPLOYEES STOCK INCENTIVE PLAN
                 (AS AMENDED AND RESTATED AS OF MARCH 30, 1998)

     THIS FIRST AMENDMENT is made as of the 15th day of March, 1999, by FLAG Financial Corporation, a Georgia corporation (the "Corporation").

     WHEREAS, the Corporation maintains the FLAG Financial Corporation 1994 Employees Stock Incentive Plan (the "Plan").

     WHEREAS, the Board of Directors of the Corporation has approved an increase in the number of shares reserved for issuance under the Plan.

     WHEREAS, the Board of Directors of the Corporation has also approved a clarifying revision to the Plan to correct a conflict among its existing provisions.


     NOW, THEREFORE, the Corporation does hereby amend the Plan, effective as of the date first set forth above, as follows:

1.   By  replacing  Article  4  in  its  entirety,  as  follows:

                                   "ARTICLE 4
                                      Stock

          The stock subject to the Stock Rights and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 8, the total number of shares of Common Stock for which Stock Rights may be granted to persons participating in the Plan shall not exceed in the aggregate 914,000 shares of Common Stock and the maximum number of shares of Common Stock with respect to one or more Options that may be granted during any one calendar year under the Plan to any one participant is 100,000 shares. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option or shares of Restricted Stock returned to the Company by forfeiture again may become subject to Stock Rights under the Plan."

2.   By  deleting  Section  5.4  in  its  entirety.

     Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this First Amendment.


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     IN  WITNESS  WHEREOF, the Corporation has caused this First Amendment to be duly  executed  under  seal  on  its  behalf,  effective  as  specified  herein.


ATTEST/WITNESS:                      FLAG  FINANCIAL  CORPORATION


By:___________________________          By:_________________________________

Print  Name:__________________          Print  Name:________________________

                                        Print  Title:_______________________

                                        Date:_______________________________


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